FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Text block [abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
15.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
The Company’s financial instruments consist of cash, amounts receivable, accounts payable and accrued liabilities, and convertible debentures.
Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values.
The three levels of the fair value hierarchy are:

●	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities

●	Level 2 – inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

●	Level 3 – inputs that are not based on observable market data.
The fair values of the Company’s cash, amounts receivable, and accounts payable and accrued liabilities approximate their carrying values due to their short-term nature.
The convertible debentures are
re-measured
at fair value at each reporting date with any change in fair value recognized in the consolidated statement of net income (loss) with the exception that under IFRS 9, the change in fair value that is attributable to change in credit risk is presented in other comprehensive income (loss) (Note 9). The convertible debentures are classified as Level 2.
Financial Risk
The Company is exposed to varying degrees of a variety of financial instrument-related risks. The Board approves and monitors the risk management processes, controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:
Credit Risk
Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Financial instruments potentially subject to credit risk are cash, amounts receivable, and lease receivable.
The Company holds cash with large Canadian banks. The Company’s amounts receivable consists of input tax credits receivable from the Government of Canada and interest accrued on cash. The lease receivable is secured by the leased equipment. Accordingly, the Company does not believe it is subject to significant credit risk.
The Company’s maximum exposure to credit risk is as follows:

	December 31, 2024	December 31, 2023
Cash	$ 476,587	$ 290,743
Amounts receivable	1,727	1,940
Lease receivable	3,502	4,014
	$ 481,816	$ 296,697

Liquidity Risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. Liquidity requirements are managed based on expected cash flows to ensure that there is sufficient capital to meet short-term obligations. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at December 31, 2024, NexGen had cash of $476,587 to settle current liabilities of $478,111.
The Company’s significant undiscounted commitments at December 31, 2024 are as follows:

	Less than 1 year	1 to 3 years	4 to 5 years	Over 5 Years	Total
Trade and other payables	$21,402	$-	$-	$-	$21,402
Convertible debentures (Note 9)	455,783	-	-	-	455,783
Lease liabilities (Note 10(c))	1,357	119	-	-	1,476
	$478,542	$119	$-	$-	$478,661
Foreign Currency Risk
The functional currency of the Company and its subsidiaries is the Canadian dollar. The Company is affected by currency transaction risk and currency translation risk. Consequently, fluctuations of the Canadian dollar in relation to other currencies impact the fair value of financial assets, liabilities and operating results. Financial assets and liabilities subject to currency translation risk primarily includes US dollar denominated cash, US dollar accounts payable and the convertible debentures. The Company maintains Canadian and US dollar bank accounts in Canada and the United States.
The Company is exposed to foreign exchange risk on its US dollar denominated convertible debentures. At maturity, the aggregate US$360 million principal amount of the convertible debentures is due in full, and prior to maturity, at a premium upon the occurrence of certain events. The Company holds sufficient US dollars to make all cash interest payments due under the convertible debentures

for the next eighteen months. Subsequent to December 31, 2024, the Company entered into a USD/CAD forward contract to hedge the balance of the
foreign currency risk associated with the US dollar interest payments on the 2023 and 2024 convertible debentures due to maturity (Note 20).
As at December 31, 2024, the Company’s US dollar net financial liabilities were US$283,920. Thus a 10% change in the Canadian dollar versus the US dollar exchange rates would give rise to a $40,839 change in net income (loss) and comprehensive income (loss).
While the Company’s strategic inventory is not a financial instrument, the prices of uranium are quoted in US dollars and routinely traded in US dollars, and fluctuations in the Canadian dollar relative to the US dollar can significantly impact the valuation of the Company’s strategic inventory in Canadian dollars.
Equity and Commodity Price Risk
The Company is exposed to price risk with respect to commodity and equity prices. Equity price risk is defined as the potential adverse impact on the Company’s earnings due to movements in individual equity prices or general movements in the level of the stock market. Accordingly, significant movements in share price may affect the valuation of the convertible debentures which may adversely impact its earnings.
Commodity price risk is defined as the potential adverse impact on earnings and economic value due to commodity price movements and volatility. Future declines in commodity prices may impact the valuation of long-lived assets. The Company closely monitors commodity prices of uranium, individual equity movements, and the stock market to determine the appropriate course of action, if any, to be taken by the Company.

Interest Rate Risk
Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company holds its cash in bank accounts that earn variable interest rates. Due to the short-term
nature of these financial instruments, fluctuations in market rates do not have a significant impact on the estimated fair value of the Company’s cash balances as of December 31, 2024. The Company manages interest rate risk by maintaining an investment policy for short-term
investments. This policy focuses primarily on preservation of capital and liquidity. The Company monitors the investments it makes and is satisfied with the credit rating of its banks. The convertible debentures in an aggregate principal amount of US$360 million, carry a fixed interest rate of 9.0% and are not subject to interest rate fluctuations.